                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )


Filed by the Registrant                         [X ]

File by a Party other than the Registrant       [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         TOWNE FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

                               Not Applicable
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


 [ X]  No fee required.

 [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


      1)   Title of each class of securities to which transaction applies:

      ___________________________________________________________

      2)   Aggregate number of securities to which transaction applies:

      ___________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ___________________________________________________________

      4)   Proposed maximum aggregate value of transaction:

      ___________________________________________________________

      5)   Total fee paid:

      ___________________________________________________________

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      ___________________________________________________________

      2)   Form, Schedule or Registration Statement No.:

      ___________________________________________________________

      3)   Filing Party:

      ___________________________________________________________

      4)   Date Filed:

      ___________________________________________________________

                          TOWNE FINANCIAL CORPORATION
                                4811 Cooper Road
                              Blue Ash, Ohio 45242

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 28, 1998

To the Shareholders of TOWNE FINANCIAL CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of Towne Financial Corporation (the "Corporation"), an Ohio corporation, will be held at the Corporation's main office at 4811 Cooper Road, Blue Ash, Ohio, on October 28, 1998, at 10:00 a.m., Eastern Standard Time, for the purpose of considering and acting upon the following:

      1. A proposal to elect two directors for three year terms ending in 2001.

      2. A proposal to ratify the appointment of Grant Thornton LLP as the Corporation's independent public accountants for the year ending June 30, 1999.

      3. Such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on September 9, 1998 as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment(s) thereof, notwithstanding any subsequent transfers of stock.

     Your attention is called to the accompanying Proxy and Proxy Statement submitted with this Notice.

     A copy of the Corporation's 1998 Annual Report is being forwarded to you herewith, but it is not deemed to be part of the official proxy soliciting material. If any shareholder fails to receive a copy of the Annual Report, one may be obtained by writing to the Chief Financial Officer of the Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mildred Martin

Mildred Martin, Secretary
Blue Ash, Ohio
September 25, 1998

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER YOU EXPECT TO ATTEND OR NOT, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE STAMPED ENVELOPE PROVIDED. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by Towne Financial Corporation (hereinafter referred to as the "Corporation"), the holding company for The Blue Ash Building and Loan Company ("Blue Ash"), for the Annual Meeting of Shareholders of the Corporation, to be held at the Corporation's main office at 4811 Cooper Road, Blue Ash, Ohio, on October 28, 1998. Such solicitation is being made by mail, although the Corporation may also use its officers and regular employees to solicit proxies from shareholders personally, or by telephone, telegraph or letter. The costs of this solicitation will be borne by the Corporation. The Corporation may request nominees and brokers to solicit their principals and customers for their proxies, and in such event the Corporation may reimburse such nominees and brokers for their reasonable out-of-pocket expenses.

     All shares represented by valid proxies received pursuant to this solicitation, and not revoked, will be voted at the Annual Meeting, and where a specification is made on the proxy, such shares will be voted in accordance with such specification. In the absence of any indication to the contrary, shares will be voted in favor of the proposals set forth in the accompanying Notice of Meeting and for the nominees for Directors set forth herein and, in the discretion of the appointed proxies, upon such other matters as may properly come before the meeting. Any proxy may be revoked by the shareholder at any time prior to the voting thereof, by giving written notice to the Corporation prior to the Annual Meeting or by giving oral notice to the Corporation at the Annual Meeting.

     The Board of Directors has fixed the close of business on September 9, 1998 as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof, notwithstanding any subsequent transfers of stock.

                               VOTING SECURITIES

     On September 9, 1998, the record date for the meeting, there were 208,500 shares outstanding of common stock, $1.00 par value (the "Common Stock"), all of one class and each entitled to one vote, owned by approximately 125 shareholders of record. A list of shareholders of the Corporation may be examined at the offices of the Corporation at the address given previously. There is no other class of securities of the Corporation outstanding which has voting rights. The presence either in person or by proxy of the persons entitled to vote a majority of the Corporation's outstanding common shares is necessary for a quorum for the transaction of business at the Annual Meeting of Shareholders.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock (the Corporation's only outstanding voting securities on September 9, 1998) (i) by each person who is known by the Corporation to own beneficially more than 5% of the Common Stock, (ii) by each Director or Director Emeritus who owns Common Stock, (iii) by the executive officers named in the Summary Compensation Table in the Proxy Statement and (iv) by all Directors and Officers of the Corporation as a group.


            Name of Beneficial   Amount & Nature
            Owner or Identity    of Beneficial          Percent
            of Group             Ownership              of Class (1)
            -------------------  ---------------        ------------
            Neil S. Strawser     11,850 (2)              5.4%  (2)

            Ralph E. Heitmeyer   11,850 (3)              5.4%  (3)

            William S. Siders    14,666 (4)              6.7%  (4)

            Herb L. Krombholz    11,850 (5)              5.4%  (5)

            William T. Thornell  3,810 (6)               1.7%  (6)

            John M. Kuhnell      7,850 (7)               3.6%  (7)

            Joseph L. Michel     2,306 (8)               1.1%  (8)

            Daniel H. Hosbrook   20,700                  9.5%

            Linda L. Lovitt      12,609 (9)              5.8%  (9)

            All Directors and    74,501 (10)            34.1% (10)
            Officers as a Group
            (8 in number)

____________

(1) Percentages are based on the aggregate of 208,500 shares of Common Stock outstanding and 10,000 shares subject to presently exercisable options.

(2) Includes 6,000 shares owned by his IRA account, for which he has power to dispose or direct the disposition and to vote or direct the voting and 1,500 shares subject to presently exercisable options.

(3) Includes 1,500 shares subject to presently exercisable options.

(4) Includes 1,760 shares owned by his IRA account and 532 shares in his SEP account, for which he has power to dispose or direct the disposition and to vote or direct the voting, 1,500 shares subject to presently exercisable options and 2,816 allocated Employee Stock Ownership Plan ("ESOP") shares which are 100% vested.

                                                 (Footnotes continued on page 4)

(5) Includes 6,275 shares owned by his IRA account, for which he has power to dispose or direct the disposition and to vote or direct the voting and 1,500 shares subject to presently exercisable options.

(6) Includes 1,000 shares subject to presently exercisable options and 2,010 allocated ESOP shares which are 100% vested.

(7) Includes 500 shares subject to presently exercisable options.

(8) Includes 1,000 shares subject to presently exercisable options and 981 allocated ESOP shares which are 80% vested.

(9) Includes 3,757 shares owned by her IRA account, 2,157 in IRA account of husband for which they have the power to dispose or direct the disposition and to vote or direct the voting and 584 allocated ESOP shares which are 100% vested.

(10) Includes 10,000 presently exercisable options held by eight officers and directors and 6,825 allocated ESOP shares held by four officers. Percentages are based on presently outstanding shares of 208,500 plus 10,000 shares subject to options.

     None of the above persons have shared voting or investment powers with regard to their shares of Common Stock.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation presently consists of five members. The Corporation's Articles of Incorporation and Code of Regulations provide for the classification of the Board of Directors into three classes.
At each annual meeting of shareholders, directors constituting a class are elected for a three year term. At the meeting, the directors in Class I are to be elected to terms which will expire at the 2001 Annual Meeting and until their successors are elected and qualified. The nominees are currently directors. The shares represented by the enclosed Proxy will be voted for the election as directors of the nominees named below unless otherwise indicated on the Proxy in accordance with the foregoing. If the nominees become unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed Proxy may be voted for such other persons as may be determined by the holders of such proxies.

     Information concerning the nominees and continuing Directors is set forth below:

                               CLASS I DIRECTORS
                     (Nominees for Terms Expiring in 2001)


                             Director   Positions Currently Held with
   Name                 Age  Since (1)  the Corporation and Blue Ash
   -------------------  ---  ---------  -------------------------------------
   Neil S. Strawser      55    1976     Chairman of the Board and Director of
                                        the Corporation and Blue Ash

   William T. Thornell   55    1996     Vice President and Director of the
                                        Corporation and Blue Ash and Chief
                                        Lending Officer of Blue Ash


                               CLASS II DIRECTORS
                             (Terms Expire in 1999)


                             Director   Positions Currently Held with
   Name                 Age  Since (1)  the Corporation and Blue Ash
   -------------------  ---  ---------  ----------------------------------------
   William S. Siders     51    1987     Executive Vice President and Director of
                                        the Corporation and Blue Ash and
                                        Managing Officer of Blue Ash

   Herb L. Krombholz     67    1972     Vice President and Director of the
                                        Corporation and Blue Ash


                               CLASS III DIRECTOR
                             (Term Expires in 2000)


                             Director   Positions Currently Held with
   Name                 Age  Since (1)  the Corporation and Blue Ash
   -------------------  ---  ---------  -----------------------------
   Ralph E. Heitmeyer    75    1960     President and Director of the
                                        Corporation and Blue Ash


                               DIRECTOR EMERITUS


                             Director   Positions Currently Held with
   Name                 Age  Since (1)  the Corporation and Blue Ash
   -------------------  ---  ---------  ------------------------------------
   John M. Kuhnell       82    1958     Director Emeritus of the Corporation
                                        and Blue Ash

____________

(1) The Corporation was organized in August, 1991 and each of the current directors of the Corporation has served in such capacity since that date, except for Mr. Thornell, who began his term in 1996. The years listed in the table are the years in which each director became a director of Blue Ash.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ELECTION
                  OF THE ABOVE CLASS I NOMINEES FOR DIRECTORS

     The business experience of each of the directors for the past five years is as follows:

Nominees:

     NEIL S. STRAWSER. Mr. Strawser has served as Chairman of the Boards of the Corporation and Blue Ash since August, 1995. Prior to this Mr. Strawser served as Vice-Chairman of the Board of the Corporation since June, 1993 and also served as Vice-Chairman of the Board of Blue Ash, having held this
position since June, 1993.   Mr. Strawser is a part owner and actively involved
in the management of Parrott & Strawser Properties, Inc., a land development and home building company located in Cincinnati, Ohio.

     WILLIAM T. THORNELL. Mr. Thornell has served as Vice President of the Corporation and Vice President and Chief Loan Officer of Blue Ash since August, 1992. Mr. Thornell is responsible for the overall management of the lending operation of Blue Ash.

Continuing Directors:

     WILLIAM S. SIDERS. Mr. Siders has served as Executive Vice President of the Corporation since August, 1991. Mr. Siders has also been Blue Ash's Executive Vice President and Managing Officer since 1982. Mr. Siders is responsible for the daily operations of Blue Ash.

     HERB L. KROMBHOLZ. Mr. Krombholz has served as Vice President of the Corporation since August, 1991 and Vice President of Blue Ash since 1980. Mr. Krombholz is the Chairman of the Board of a family-owned jewelry store in Montgomery, Ohio.

     RALPH E. HEITMEYER. Mr. Heitmeyer has been the President of the Corporation since August, 1991 and the President of Blue Ash since 1982.

Director Emeritus:

     JOHN M. KUHNELL. Mr. Kuhnell has been Director Emeritus of the Corporation and Blue Ash since his retirement from the Boards of the Corporation and Blue Ash in June, 1996. Mr. Kuhnell served as Chairman of the Board of the Corporation since its organization in August, 1991 to August, 1995. Mr. Kuhnell also served as Chairman of Blue Ash from 1978 to August, 1995.

     None of the Directors are related.

            MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Meetings of the Corporation's Board of Directors are held regularly on a quarterly basis. Additional Special Meetings may be held by the Board of Directors of the Corporation during the course of a year in order to discuss and vote upon important matters that give rise to immediate attention and action. During the year ended June 30, 1998, the Board of Directors of the Corporation held a total of 4 regular and special meetings. Meetings of Blue Ash's Board of Directors were generally held twice a month. In March 1998, the Board of Directors of Blue Ash approved reducing the number of Board meetings per month from two meetings to one meeting. If the need for additional meetings were to arise between regularly scheduled Board meetings, either the Executive Committee could meet or an additional Board meeting could be called. During the year ended June 30, 1998, the Board of Directors of Blue Ash held a total of 21 meetings. No incumbent director attended fewer than 90% of the total number of meetings of the Board of Directors of the Corporation and Blue Ash.

     In addition, the Executive Committee of Blue Ash, which consists of any three directors, generally meets, if necessary, during weeks between regularly scheduled Board of Directors meetings. The Executive Committee exercises the power of the full Board of Directors and all actions are reviewed and ratified by the full Board of Directors. This committee met 17 times during the year ended June 30, 1998.

     The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Mildred Martin, age 64, currently serves as Secretary of the Corporation, having served in such capacity since its organization in August, 1991. Ms. Martin also serves as Secretary of Blue Ash and has held that office for over seventeen years.

     Joseph L. Michel, age 33, currently serves as Vice President, Chief Financial Officer and Treasurer of the Corporation and Blue Ash, having served as such since March, 1994. Mr. Michel is responsible for all aspects of accounting, financial and regulatory reporting, loan servicing, investing, budgeting, asset/liability management and employee benefits for Blue Ash. Prior to March 1994, Mr. Michel worked for over six years with the accounting firm of Grant Thornton LLP specializing in financial institution audit and tax work.

                             EXECUTIVE COMPENSATION

     The following table is a summary of certain information with respect to the compensation paid by Blue Ash to certain executive officers of the Corporation during each of the last three fiscal years. No other executive officer of the Corporation received compensation in the aggregate exceeding $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE


                                Annual Compensation
                             -------------------------
                                                                   All Other
    Name and                            Salary             Bonus  Compensation
    Principal Position    Year           $(1)                $        $(2)
    --------------------  ----  -------------------------  ------ ------------
    William S. Siders,    1998         109,610             30,000   28,668
      Executive Vice      1997         105,240             23,700   14,921
      President and       1996          99,185             19,000   11,969
      Managing Officer

    William T. Thornell,  1998          87,650             25,000   22,378
      Vice President      1997          84,150             20,000   10,815
      and Chief           1996          61,244             16,800    8,933
      Lending Officer

    Joseph L. Michel,     1998          61,123             25,000   21,955
      Vice President,     1997          56,623             20,000   11,709
      Chief Financial     1996          52,000             14,600    9,104
      Officer and
      Treasurer

_____________

(1) For Mr. Siders, includes additional compensation received for directors fees of $20,000 and automobile allowance of $4,800 for each of the years 1998, 1997 and 1996. For Mr. Thornell, includes additional compensation received for directors fees of $20,000, $20,000 and $1,444 for the years 1998, 1997 and 1996, respectively.

(2) For Mr. Siders, includes the Corporation's contribution to his ESOP valued at $24,051, $11,496 and $9,237 for 1998, 1997 and 1996, respectively, and the
Corporation's payment of $4,617, $3,425 and $2,732 for his health, life and disability insurance premiums for 1998, 1997 and 1996, respectively. For Mr. Thornell, includes the Corporation's contribution to his ESOP valued at $19,373, $9,307 and $7,636 for 1998, 1997 and 1996, respectively, and the
Corporation's payment of $3,005, $1,508 and $1,297 for his health, life and disability insurance premiums for 1998, 1997 and 1996, respectively. For Mr. Michel, includes the Corporation's contribution to his ESOP valued at $17,594, $8,482 and $6,554 for 1998, 1997 and 1996, respectively, and the Corporation's payment of $4,361, $3,227 and $2,550 for his health, life and disability insurance premiums for 1998, 1997 and 1996, respectively.

                       STOCK OPTION GRANTS IN FISCAL 1998

     The following table sets forth information regarding options granted to the named executive officers in the Summary Compensation Table during the year ended June 30, 1998 pursuant to the Corporation's 1997 Stock Option Plan.

                      Number of
                      Securities  Percentage of
                      Underlying  Total Options  Exercise
                      Options     Granted in     Price
Name                  Granted     Fiscal 1998    ($/Share)      Expiration Date
--------------------  ----------  -------------  -------------  ----------------
William S. Siders     3,000         15%          $27.50               01/28/2008

William T.  Thornell  3,000         15%          $27.50               01/28/2008

Joseph L. Michel      3,000         15%          $27.50               01/28/2008



                   AGGREGATED OPTION EXERCISES IN FISCAL 1998
                       AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information concerning the number of options exercised by the named executive officers in the Summary Compensation Table during the year ended June 30, 1998 and the number and value of stock options at June 30, 1998, held by said named executive officers.


               Shares Acquired     Value             Number of Options at           Value of Options at
Name             on Exercise     Realized               June 30, 1998                  June 30, 1998(1)
-----------------------------------------------  -----------------------------  ------------------------------

                                                  Exercisable   Unexercisable   Exercisable    Unexercisable
                                                 -------------  -------------  -------------   ---------------
William S. Siders    --             --              1,000        4,500           $16,000         $24,000
William T. Thornell  --             --                500        4,500             8,000          24,000
Joseph L. Michel     --             --              1,000        4,500            15,500          23,250

__________________

(1) Value at June 30, 1998 is based on the latest trade of the Corporation's Common Stock of $27.50.

                     COMPENSATION OF THE BOARD OF DIRECTORS
                             AND OTHER COMPENSATION

     The directors of the Corporation currently do not receive any remuneration in their capacity as such. The directors of Blue Ash receive an annual fee for service on the Board. Messrs. Strawser and Heitmeyer each receive $22,600 and Messrs. Siders, Krombholz and Thornell each receive $20,000. In his capacity as Director Emeritus of Blue Ash, Mr. Kuhnell receives an annual fee of $6,000.
In addition, Messrs. Heitmeyer and Siders each receive a yearly automobile allowance of $4,800 for the use of their automobile in the course of business.

                             EMPLOYMENT AGREEMENTS

     Blue Ash has entered into employment agreements with Mr. Siders, Mr. Thornell and Mr. Michel, which establish their respective duties and compensation. Blue Ash has agreed to employ such individuals for terms of three years in their current respective positions. The terms of the employment agreements may be extended for an additional year after a review of the officers' performances by the Board of Directors of Blue Ash. The Board of Directors of Blue Ash will annually review the officers' performances and may extend the terms of the agreements and make such other changes to the agreements as they deem appropriate. The agreements provide for annual salaries of $111,675 for Mr. Siders, $89,300 for Mr. Thornell and $64,000 for Mr. Michel, exclusive of bonuses. The current terms of employment under these agreements are for periods of three years, which commenced on January 1, 1998. Unless the terms of employment are annually extended by one additional year by the Board of Directors of Blue Ash, the current employment agreements are set to expire on December 31, 2000.

     The agreements provide that they may be terminated by Blue Ash at any time for cause, as defined in the agreements, or upon 90 days prior written notice without cause. If the agreements are terminated for cause, the officers will not be entitled to receive any compensation or other benefits after the termination. If the officers are terminated by Blue Ash for any reason other than cause, the officers would be entitled to receive for the duration of the terms of the agreements, monthly severance payments equal to the highest monthly salary paid to the officers at any time pursuant to the agreements; provided, however, that such severance payments would be deferred if payment thereof would cause Blue Ash to fail to meet its minimum regulatory capital requirements. Additionally, if as a result of regulatory intervention, the officers are suspended or are prohibited from participating in the business affairs of Blue Ash, the officers' compensation will likewise be suspended or terminated. Further, with respect to the officers' employment following a Change of Control of the Corporation, as defined in the agreements, the officers would be entitled to severance payments equal to three times the officers' average compensation, less $1.00.

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

     The Board of Directors of Blue Ash has adopted an Employee Stock Ownership Plan ("ESOP") for the exclusive benefit of eligible employees. Employees age 21 or older who have completed at least six months of service with Blue Ash are eligible to participate in the ESOP. The ESOP may be funded by Blue Ash's discretionary contributions of cash, which will be invested primarily in the Common Stock. Benefits under the ESOP may be paid in shares of Common Stock or in cash.

     Contributions to the ESOP and shares released from the suspense accounts will be allocated among participants on the basis of compensation in the year of allocation. Participants' benefits generally become vested 20% per year or 100% upon completion of five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement or separation from service. Blue Ash's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The ESOP may also purchase Common Stock in the open market. The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

     The Board of Directors has appointed The Fifth Third Bank as the Plan Administrator. First National Bank, Dayton is the trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee generally will vote all shares of stock held under the Plan; however, the ESOP Trustee will be required to vote allocated shares in accordance with the participants' instructions under circumstances specified in the ESOP. As of September 9, 1998, the ESOP held 20,048 shares of Common Stock.

                               STOCK OPTION PLANS

     The Corporation has in place two stock option plans, the 1997 Stock Option Plan (the "1997 Plan") and the 1992 Stock Option Plan (the "1992 Plan") (collectively, the "Plans"). Under each Plan, key management personnel and the Board of Directors of the Corporation and Blue Ash may be granted either nonqualified or incentive stock options for the purchase of up to 20,000 shares of Common Stock.

     The purchase price of shares of Common Stock which may be purchased under any stock option granted pursuant to the Plans may be not less than 100% of the fair market value of the Common Stock on the date that the option is granted unless the option is granted to a 10% beneficial owner of the outstanding Common Stock in which case the purchase price shall be not less than 110% of the fair market value.

     Each option granted under the 1997 Plan is exercisable as to not more than 20% of the total number of shares granted under the option each year from the date of grant. Each option granted under the 1992 Plan is exercisable as to not more than 20% of the total number of shares granted under the option every two years from the date of grant. Under both Plans, no option may be exercised later than 10 years after the date of grant, and in the case of an option granted to a 10% beneficial owner, the option may not be exercised after 5 years from the date of grant. During fiscal 1998, 20,000 options were granted under the 1997 Plan and no options were granted under the 1992 Plan.

                              CERTAIN TRANSACTIONS

     Blue Ash, like many financial institutions, has followed a policy of granting loans to eligible officers, directors and employees for the financing of their personal residences and for consumer purposes. Blue Ash's policy does not include the granting of unsecured personal loans. Real estate loans have been made in the ordinary course of business and remain on substantially the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by Blue Ash to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of Blue Ash. Prior to the passage of the

Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), Blue Ash made loans to executive officers and directors without closing costs and at a reduced interest rate of one percent over the cost of funds. FIRREA prohibits Blue Ash from making loans to its executive officers and directors at favorable rates or on terms not comparable to those prevailing to the general public. Blue Ash's policy towards loans to executive officers and directors currently complies with this limitation. There were no loans outstanding to related parties at June 30, 1998.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Grant Thornton LLP as independent public accountants of the Corporation with respect to its operations for the year ending June 30, 1999, subject to ratification by the holders of Common Stock. In taking this action, the members of the Board considered carefully Grant Thornton LLP's performance for the Corporation in that capacity since its original retention in 1995, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. Representatives of the firm are expected to be present at the Annual Meeting and to be available to respond to appropriate questions from shareholders. Their representatives will also be provided an opportunity to make a statement, if they desire to do so.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            RATIFICATION OF GRANT THORNTON LLP AS THE CORPORATION'S
                         INDEPENDENT PUBLIC ACCOUNTANTS

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. Messrs. Strawser, Heitmeyer, Krombholz and Siders each filed one late Form 5 reporting options granted in fiscal 1998, and Messrs. Thornell and Michel each filed one late Form 5 reporting small acquisitions of stock and options granted in fiscal 1998 due to administrative oversight.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                             SHAREHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the proxy statement and form of proxy to be used in connection with the 1999 Annual Meeting of Stockholders of the Corporation, provided that such proposals are received in writing by the Corporation no later than May 25, 1999, and provided that such proposals are otherwise in compliance with applicable law and regulations. Proposals received after August 11, 1999 will be considered untimely. Management proxies will be voted at the discretion of management if proponents intending to present proposals at the 1999 Annual Meeting fail to so notify the Corporation by that date.

BY THE ORDER OF THE BOARD OF DIRECTORS

/s/ Mildred Martin

Mildred Martin, Secretary
Blue Ash, Ohio
September 25, 1998

                                REVOCABLE PROXY

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS
                          TOWNE FINANCIAL CORPORATION


   PROXY FOR      The  undersigned  hereby  appoints  Mildred  Martin
 ANNUAL MEETING   and William S. Siders  as  Proxies,  each  with
       OF         the   power  to  appoint  his  or  her substitute,
  SHAREHOLDERS    and  hereby  authorizes  them  to  represent and to
OCTOBER 28, 1998  vote, as designated below, all the shares of common stock held of record by the undersigned on
                  September 9, 1998 at the Annual Meeting of
                  Shareholders of the Corporation to be  held on
                  October 28, 1998 or any adjournment thereof.



                  1. ELECTION OF DIRECTORS

                     FOR all nominees listed below
                     (except as marked to the contrary)    _________

                     WITHHOLD AUTHORITY
                     to vote for all nominees listed below _________

                  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                               INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
                               NOMINEE'S NAME IN THE LIST BELOW.

                     NEIL S. STRAWSER
                     WILLIAM T. THORNELL

                  2. RATIFICATION OF GRANT THORNTON LLP AS
                     INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING
                     JUNE 30, 1999.

                     FOR ____________
                     AGAINST ____________
                     ABSTAIN ____________

                  3. In their discretion, the Proxies are authorized
                     to vote upon such other business as may properly come before the meeting.

                          TOWNE FINANCIAL CORPORATION
                                4811 COOPER ROAD
                              BLUE ASH, OHIO 45242


   PROXY FOR      This Proxy when properly executed will be voted in the
 ANNUAL MEETING   manner directed herein by the  undersigned shareholder.
       OF         IF NO  DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR
  SHAREHOLDERS    PROPOSALS 1 AND 2.
OCTOBER 28, 1998


                  ________________________________
                  Signature


                  ________________________________
                  Signature if held jointly


                  Dated:  _______________, 1998



                  Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.